SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2011 (May 11, 2011)

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

517-487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 11, 2011, Capitol Bancorp Ltd. (“Capitol”) issued a press release announcing first quarter 2011 results of operations.  A copy of this press release is attached as Exhibit 99.1 to this Item 2.02.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release of Capitol Bancorp Limited dated May 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2011	CAPITOL BANCORP LTD. (Registrant) /s/ Cristin K. Reid Cristin K. Reid Corporate President

2

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 11, 2011

3